UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Norfolk Southern Corporation

(Name of Registrant as Specified In Its Charter)

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The following communication was distributed to employees of Norfolk Southern Corporation on February 20, 2024

Team:

Today, one of our shareholders, Ancora, issued a press release expressing their views on our business performance and management team. They also nominated eight individuals to stand for election to our board of directors at our upcoming Annual Meeting of Shareholders.

I know you may have questions about what this means for our company. While this will garner some media attention, I want to emphasize that this does not change our daily objectives to run operations reliably, consistently, and productively. Importantly, it also does not change your responsibilities or cause us to waver from our collective focus on advancing our strategy and serving our customers. I want to share some additional information for your awareness:

Executing our Strategy

We are fully committed to the strategy we deployed in December 2022. Thanks to your hard work, we are making progress. We delivered our best intermodal service in over three years in the fourth quarter of 2023 and grew volumes in intermodal by 5% on a year-over-year basis. We have also significantly improved train velocity and dwell in the fourth quarter, with both metrics reaching their best levels in several years. While there is more work to do to improve our overall performance, customers are seeing our progress. They recognize our commitment to delivering consistent, reliable service and are awarding us new business. That is our strategy in action, and you are driving it.

Making a Safe Railroad Safer

Together, we are making progress toward becoming the gold standard of safety in the industry. We are continuing to implement our six-point safety plan, addressing the findings of our independent safety consultant, installing cutting-edge digital train inspection portals, and incorporating feedback from our labor leaders. We achieved a dramatic 42% reduction in our mainline accident rate year-over-year in 2023. We were the only Class I railroad to report a decline in accidents last year. That’s an achievement that we should all be proud of.

Next Steps

Several regulatory and procedural steps will take place over the coming months. The Norfolk Southern Board will present its recommendations regarding director nominees in the company’s proxy statement for the 2024 Annual Meeting of Shareholders, which will be filed with the U.S. Securities and Exchange Commission. This spring, all nominees will stand for election to the Norfolk Southern board at our Annual Meeting. If you are a Norfolk Southern shareholder, there is nothing you need to do at this time.

Our Board of Directors

Our directors serve as representatives of our shareholders. They provide oversight of our management team and our business operations. Our board is composed of highly qualified, independent directors. Each brings expertise in areas relevant to our business and we continue to do considerable work to evaluate new candidates. In the past five years, six new members have been appointed to the board. In July 2023, we added two independent directors, Admiral Philip Davidson, U.S. Navy (Ret.) and Francesca DeBiase. They have brought significant experience and fresh perspectives on safety, supply chain integration, and sustainability. Additionally, two board members will retire following the annual meeting.

I am incredibly proud of the Thoroughbred Team and all that we do to serve our customers, shareholders, and communities. Collectively, we are advancing a better way for the rail industry that positions us all for long-term success, and we’re notching progress every day. I cannot thank you enough for all your hard work to deliver for Norfolk Southern.

Sincerely,

Alan

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Important Additional Information and Where to Find It

The Company intends to file a proxy statement on Schedule 14A and WHITE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for its 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY’S 2024 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE WHITE PROXY CARD AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the 2024 proxy statement, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at https://norfolksouthern.investorroom.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants in Solicitation

The Company, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from shareholders in connection with the matters to be considered at the 2024 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the 2024 Annual Meeting is included in the Company’s Proxy Statement on Schedule 14A for its 2023 annual meeting of shareholders, filed with the SEC on March 31, 2023, the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 5, 2024 (the “2023 Form 10-K”), and in the Company’s Current Reports on 8-K filed with the SEC on July 20, 2023 and February 1, 2024. Changes to the direct or indirect interests of the Company’s directors and executive officers are set forth in SEC filings on Initial Statements of Beneficial Ownership on Form 3 (filed with the SEC on July 28, 2023) or Statements of Change in Ownership on Form 4 (filed with the SEC on April 4, 2023, May 2, 2023, May 23, 2023, June 2, 2023, July 5, 2023, August 1, 2023, August 2, 2023, August 3, 2023, August 22, 2023, October 3, 2023, October 31, 2023, November 13, 2023, November 22, 2023, January 3, 2024, January 30, 2024 and February 1, 2024). These documents are available free of charge as described above. Updated information regarding the identities of potential participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Company’s definitive proxy statement for the 2024 Annual Meeting and the other relevant documents to be filed with the SEC.

Forward Looking Statements

Certain statements in this communication are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or our achievements or those of our industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements may be identified by the use of words like “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “project,” “consider,” “predict,” “potential,” “feel,” or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates, beliefs, and projections. While the Company believes these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control, including, but not limited to, risks and uncertainties related to the February 3, 2023 derailment in East Palestine, Ohio, such as fines or penalties that could be imposed on the Company, short-term and long-term environmental liabilities related to, among other things, contamination of water supply and air quality, legal costs, shareholder litigation, unanticipated medical and environmental claims against the Company, availability of insurance coverage and potential penalties and/or operational restrictions that may impact the Company’s service; changes in the regulatory environment in which the Company operates; natural disasters or adverse weather conditions; the effect of public health crises or other significant catastrophic events; the potential costs and risks associated with potential cyber-attacks or data security breaches; and the state of the economy, including interest rates, future potential inflationary and/or deflationary trends and such trends in certain commodities, products and/or operating costs. These and other important factors, including those discussed under “Risk Factors” in the 2023 Form 10-K, as well as the Company’s subsequent filings with the SEC, may cause actual results, performance, or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements herein are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

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